Exhibit 99.2

Avatech Solutions, Inc.

Unaudited Pro Forma Financial Information

The following Unaudited Pro Forma Combined Balance Sheet as of March 31, 2006 and the Unaudited Pro Forma Combined Statements of Operations for the nine months ended March 31, 2006 and for the year ended June 30, 2005 are presented in connection with the May 30, 2006 acquisition by Avatech Solutions, Inc. (the “Company”) of all the outstanding stock and membership interests of Sterling Systems & Consulting, Inc. (“Sterling”) for $6.5 million in cash and $1.5 million of common stock of the Company. These unaudited pro forma financial statements have been prepared as if the acquisition had occurred at the beginning of each such period.

The unaudited pro forma financial statements are based in part upon (i) the audited financial statements of the Company for the year ended June 30, 2005 included in the Company’s Annual report on Form 10-K for the year ended June 30, 2005; (ii) the unaudited financial statements of the Company for the nine months ended March 31, 2006 included in the Company’s Quarterly Report on Form 10-Q for the nine months ended March 31, 2006; (iii) the audited financial statements of Sterling for the year ended December 31, 2005 included in Exhibit 99.1 hereto; and (iv) the unaudited financial statements of Sterling for the period ended May 30, 2006 included in Exhibit 99.1 hereto.

The unaudited pro forma financial statements are presented for information purposes only and are not necessarily indicative of the results of operations of the Company that would have occurred, or the financial condition of the Company that would have existed, if the acquisition of Sterling had not been completed on the dates indicated, nor does it purport to be indicative of future results of operations or financial condition. In the opinion of Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

Avatech Solutions and Sterling Systems

Unaudited Pro Forma Combined Balance Sheet

As of March 31, 2006

	Sterling Historical	Avatech Historical	Proforma Adjustments		Proforma Combined Balance Sheet
Assets
Current assets:
Cash and cash equivalents	$2,588,000	$172,000	$(1,552,000	)(a)	$1,208,000
Accounts receivable, net	1,796,000	5,916,000	—		7,712,000
Other receivables	159,000	108,000	—		267,000
Inventory	310,000	1,195,000	—		1,505,000
Prepaid expenses and other	26,000	175,000	—		201,000

Total current assets	4,879,000	7,566,000	(1,552,000)		10,893,000
Property and equipment:
Computer software and equipment	205,000	2,495,000	—		2,700,000
Office furniture, equipment and other	527,000	861,000	—		1,388,000
Leasehold improvements	—	129,000	—		129,000

	732,000	3,485,000	—		4,217,000
Less accumulated depreciation and amortization	520,000	2,871,000	—		3,391,000

Property and equipment, net:	212,000	614,000	—		826,000
Customer list, net	—	210,000	1,419,000	(b),(c)	1,629,000
Goodwill	64,000	52,000	5,748,000	(d),(e)	5,864,000
Other assets	—	114,000	—		114,000

Total assets	$5,155,000	$8,556,000	$5,615,000		$19,326,000

Proforma Adjustments:

(a)	Cash adjusted to eliminate balances distributed to former Sterling owners.
(b)	Customer list increased by $1,720,000 to record estimated fair value of customer list acquired from Sterling.
(c)	Customer list decreased by $301,000 to record amortization for the period 7/1/2005 through 3/31/2006.
(d)	Goodwill reduced by $64,000 to eliminate Sterling’s existing goodwill balance.
(e)	Goodwill increased by $5,812,000 to record goodwill related to the Sterling acquisition.

Avatech Solutions and Sterling Systems

Unaudited Pro Forma Combined Balance Sheet (continued)

As of March 31, 2006

	Sterling Historical	Avatech Historical	Proforma Adjustments		Proforma Combined Balance Sheet
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$1,544,000	$3,179,000	$—		$4,723,000
Accrued compensation and related benefits	191,000	750,000	—		941,000
Borrowings under lines-of-credit		1,260,000	(1,260,000	)(f)	—
Current portion of long-term debt		48,000	—		48,000
Note payable to related party		902,000			902,000
Deferred revenue	226,000	827,000	—		1,053,000
Other current liabilities		295,000	—		295,000

Total current liabilities	1,961,000	7,261,000	(1,260,000)		7,962,000
Long-term debt	21,000	40,000	—		61,000
Other long-term liabilities		119,000	—		119,000
Series F Convertible Preferred Stock	—		3,629,000	(g)	3,629,000
Stockholders’ equity:
Series D Convertible Preferred Stock		12,000	—		12,000
Series E Convertible Preferred Stock		—	—		—
Common stock	16,000	117,000	17,000	(h)	150,000
Additional paid-in capital	—	7,020,000	2,783,000	(h),(i)	9,803,000
Accumulated deficit	3,157,000	(6,013,000)	446,000	(j)	(2,410,000)

Total stockholders’ equity	3,173,000	1,136,000	3,246,000		7,555,000

Total liabilities and stockholders’ equity	$5,155,000	$8,556,000	$5,615,000		$19,326,000

Proforma Adjustments:

(f)	Assumed eliminated due to cash generated from operations and capital transactions
(g)	Series F increased by $3,629,000 to record net proceeds of issuance to find the Sterling acquisition
(h)	Common stock increased $17,000 and additional paid-in capital increased $3,433,000 to record issuance of stock to fund the Sterling acquisition
(i)	Additional paid-in capital decreased by $700,000 to record Series F dividends for the period 7/1/2004 through 3/31/2006
(j)	Accumulated deficit increased by the net of the proforma adjustments

Avatech Solutions and Sterling Systems

Unaudited Pro Forma Combined Statements of Operations

For the nine months ended March 31, 2006

	Sterling Historical	Avatech Historical	Proforma Adjustments		Proforma Combined
Revenues:
Product sales	$5,298,000	$18,871,000	$—		$24,169,000
Service revenue	834,000	5,563,000			6,397,000
Commission revenue	1,432,000	5,258,000			6,690,000

	7,564,000	29,692,000	—		37,256,000
Cost of revenues:
Cost of product sales	3,262,000	11,029,000			14,291,000
Cost of service revenue	666,000	3,706,000			4,372,000

	3,928,000	14,735,000	—		18,663,000

Gross margin	3,636,000	14,957,000	—		18,593,000
Other operating expenses	2,553,000	12,510,000	(457,000	)(a),(b)	14,606,000

Operating income	1,083,000	2,447,000	457,000		3,987,000
Interest and other expense	36,000	(108,000)	—		(72,000)

Income before income tax expense	1,119,000	2,339,000	457,000		3,915,000
Income tax expense	—	(52,000)	—		(52,000)

Net income	1,119,000	2,287,000	457,000		3,863,000
Preferred stock dividends		(137,000)	(300,000	)(c)	(437,000)

Net income available to common stockholders	$1,119,000	$2,150,000	$157,000		$3,426,000

Pro Forma earnings per share - basic					$0.25

Pro Forma earnings per share - diluted					$0.18

Shares used in computaion - basic					13,926,221

Shares used in computaion - diluted					18,810,646

Proforma Adjustments:

(a)	Acquired customer list amortized $129,000 on a straight line basis over its 10-year estimated life.

(b)	Other operating expense reduced by $586,000 in bonuses paid to Sterling owners.

(c)	Preferred dividends on Series F Convertible Preferred Stock recorded at 10% per annum on a $4 milllion balance.

Avatech Solutions and Sterling Systems

Unaudited Pro Forma Combined Statements of Operations

For the year ended June 30, 2005

	Sterling Historical	Avatech Historical	Proforma Adjustments		Proforma Combined
Revenues:
Product sales	$6,358,000	$20,703,000	$—		$27,061,000
Service revenue	1,297,000	6,066,000			7,363,000
Commission revenue	1,328,000	5,475,000			6,803,000
Sale of developed software	—	1,900,000			1,900,000

	8,983,000	34,144,000	—		43,127,000
Cost of revenues:
Cost of product sales	3,968,000	13,211,000			17,179,000
Cost of service revenue	776,000	4,606,000			5,382,000
Cost of developed software		77,000			77,000

	4,744,000	17,894,000	—		22,638,000

Gross margin	4,239,000	16,250,000	—		20,489,000
Other operating expenses	2,911,000	13,758,000	(278,000	)(a),(b)	16,391,000

Operating income	1,328,000	2,492,000	278,000		4,098,000
Interest and other expense	25,000	(476,000)			(451,000)

Income before income tax expense	1,353,000	2,016,000	278,000		3,647,000
Income tax expense	(211,000)	(82,000)	—		(293,000)

Net income	1,142,000	1,934,000	278,000		3,354,000
Preferred stock dividends		(78,000)	(400,000	)(c)	(478,000)

Net income available to common stockholders	$1,142,000	$1,856,000	$(122,000)		$2,876,000

Pro Forma earnings per share - basic					$0.22

Pro Forma earnings per share - diluted					$0.18

Shares used in computaion - basic					13,049,595

Shares used in computaion - diluted					15,947,055

Proforma Adjustments:

(a)	Acquired customer list amortized $172,000 on a straight line basis over its 10-year estimated life.

(b)	Other operating expense reduced by $450,000 in bonuses paid to owners.

(c)	Preferred dividends on Series F Convertible Preferred Stock recorded at 10% per annum on a $4 milllion balance.

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